Borrowings	6 Months Ended
Jun. 30, 2026
Borrowings [Abstract]
Borrowings

Note 8 — Borrowings

On April 7, 2026, the Company entered into a MXN 3,805.5 million syndicated credit agreement to fund the cash portion of the Tupperware Acquisition. The facility matures on April 7, 2031, provides a 24-month principal grace period and bears interest at TIIEF plus an applicable margin determined by the contractual leverage ratio.

At June 30, 2026, debt and borrowings were MXN 7,303,078 thousand, comprising MXN 886,742 thousand classified as current and MXN 6,416,336 thousand classified as non-current. The syndicated facility requires a leverage ratio not greater than 3.00x, a debt service coverage ratio of at least 1.25x and a Consolidated EBITDA and Consolidated Total Assets of the Joint Obligors and the Borrower, on an aggregate basis, must represent at least 90% (ninety percent) of the Consolidated EBITDA and Consolidated Total Assets. Management reports that the Group was in compliance with the applicable covenants at June 30, 2026.

●	Leverage ratio: The maximum permitted leverage ratio is 3.00x. As of June 30, 2026, the Group’s leverage ratio was 1.74x; therefore, the Group was in compliance with this financial covenant.

The difference between the reported leverage ratio and its maximum was 1.26 times; the difference between the reported debt-service coverage ratio and its minimum was 2.05 times. These arithmetic margins relate to the reported covenant calculations at the reporting date and are not a forecast of future compliance.

●	Debt service coverage ratio: The minimum required debt service coverage ratio is 1.25x. As of June 30, 2026, the Group’s debt service coverage ratio was 3.30x; therefore, the Group was in compliance with this financial covenant.

●	Consolidated EBITDA and Consolidated Total Assets: The Consolidated EBITDA and Consolidated Total Assets of the Joint Obligors and the Borrower, on an aggregate basis, are required to represent at least 90% of the Group’s Consolidated EBITDA and Consolidated Total Assets, respectively. As of June 30, 2026, they represented 125% of Consolidated EBITDA and 95% of Consolidated Total Assets; therefore, the Group was in compliance with this financial covenant.

As of June 30, 2026, the syndicated credit facility had an outstanding principal balance of MXN 3,805.5 million. The facility provides for a 24-month grace period for principal repayments, with the first principal installment due on June 30, 2028. The contractual maturities of the outstanding principal are summarized below:

Contractual maturity	MXN ’000
Less than 1 year	0
1–2 years	31,713
2–5 years	3,773,787
More than 5 years	-
Total	3,805,500

Directly attributable financing costs are deducted from the related borrowing and recognized in finance costs using the effective interest method. Their presentation and the related cash payments are separate from acquisition-related costs. See Note 14.